                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 21, 2001

                        LORAL SPACE & COMMUNICATIONS LTD.
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                  1-14180                           13-3867424
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(State or other                   (Commission                      (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                           Number)

                         c/o Loral SpaceCom Corporation

   600 Third Avenue, New York, New York                                  10016
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(Address of principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 697-1105
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
Item 5.           Other Events.

LSC Amended Credit Agreement

                  On December 21, 2001, Loral SpaceCom Corporation ("LSC"), a subsidiary of Loral Space & Communications Ltd. ("Loral"), entered into an Amended and Restated Credit Agreement with Bank of America, N.A., as Administrative Agent, and the other lenders parties thereto (the "LSC Amended Credit Agreement"). The LSC Amended Credit Agreement provides for a $200 million revolving credit facility (the "Revolver") expiring January 7, 2005 and a $400 million term loan subject to the following amortization payment schedule: $5 million on each of March 31, June 30, and September 30, 2002; $25 million on December 31, 2002; $5 million on each of March 31, June 30, September 30 and December 31, 2003; $20 million on each of March 31, June 30 and September 30, 2004; and $280 million on January 7, 2005. Borrowings under the LSC Amended Credit Agreement bear interest, at LSC's option, at various rates based on margins over the lead bank's base rate or the London Interbank Offered Rate for periods of one to six months. LSC pays a commitment fee on the unused portion of the Revolver.

                  The LSC Amended Credit Agreement contains financial covenants of LSC and its subsidiaries, such as maintenance of interest coverage and leverage ratios and minimum net worth. The LSC Amended Credit Agreement also contains limitations on LSC and its subsidiaries, including those on indebtedness, liens, fundamental changes, asset sales, dividends, investments, capital expenditures, transactions with affiliates and certain other intercompany transactions.

                  The LSC Amended Credit Agreement is secured by substantially all of the assets of LSC and its subsidiaries, including Space Systems/Loral, Inc.

                  LSC's obligations under the LSC Amended Credit Agreement have been guaranteed by certain of LSC's subsidiaries, including Space Systems/Loral, Inc. Loral Space & Communications Corporation has also provided a guarantee in favor of the lenders to the LSC Amended Credit Agreement, which guarantee is limited to the assets pledged by Loral Space & Communications Corporation to such lenders, namely, the stock of LSC.

Loral Satellite Amended Credit Agreement

                  On December 21, 2001, Loral Satellite, Inc. ("Loral Satellite"), a subsidiary of Loral, entered into the First Amendment to the Credit Agreement dated as of November 17, 2000 by and among Loral Satellite, Bank of America as Administrative Agent, and the other lenders parties thereto (the "First Amendment"). The First Amendment extended the expiration date of the revolving credit facility to January 7, 2005, and amended the amortization payment schedule on the term loan as follows: $11,250,000 per quarter commencing on March 31, 2002 through September 30, 2004, and $170,250,000 on January 7, 2005.

                  The First Amendment also effected certain changes to provisions relating to the collateral pool provided to lenders under the Loral Satellite credit facility and imposed additional limitations on the application of proceeds from any sale of assets from this collateral pool.

                  In addition, lenders under the Loral Satellite credit facility received a junior lien on the assets of LSC and its subsidiaries pledged in favor of the banks under the LSC Amended Credit Agreement.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c)      Exhibits.

Exhibit 10.1               Amended and Restated Credit Agreement dated as of
                           December 21, 2001 by and among Loral SpaceCom
                           Corporation, Bank of America, N.A., as Administrative
                           Agent, and the other lenders parties thereto.

Exhibit 10.2               Guarantee dated as of December 21, 2001 made by Loral
                           Space & Communications Corporation and certain subsidiaries of Loral SpaceCom Corporation in favor of Bank of America, N.A., as Administrative Agent.

Exhibit 10.3               First Amendment to the Credit Agreement dated as of
                           December 21, 2001 among Loral Satellite, Inc., Bank of America, N.A., as Administrative Agent, and the other lenders parties thereto.

Exhibit 10.4 Security Agreement dated as of December 21, 2001 by and among Loral SpaceCom Corporation, Space
                           Systems/Loral, Inc., Loral Communications Services,
                           Inc., Loral Ground Services LLC and Bank of America,
                           N.A., as Collateral Agent.

Exhibit 10.5 Pledge Agreement dated as of December 21, 2001 by and among Loral SpaceCom Corporation, Space
                           Systems/Loral, Inc., Loral Ground Services, LLC,
                           Loral Space & Communications Corporation, Loral
                           Communications Services, Inc. and Bank of America,
                           N.A., as Collateral Agent.


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

Exhibit 10.6               Intercreditor and Subordination Agreement dated as of
                           December 21, 2001 by and among Loral SpaceCom
                           Corporation, Bank of America, N.A., as Administrative
                           Agent for the lenders under the senior credit facility, Bank of America, N.A., as Administrative
                           Agent for the lenders under the junior credit facility, and Bank of America, N.A., as Collateral
                           Agent.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Loral Space & Communications Ltd.

                                            By: /s/ Avi Katz
                                               ----------------------
                                            Name:  Avi Katz
                                            Title: Vice President and Secretary

Date: January 10, 2002











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
                                  EXHIBIT INDEX

Exhibit                    Description
-------                    -----------
Exhibit 10.1               Amended and Restated Credit Agreement dated as of
                           December 21, 2001 by and among Loral SpaceCom
                           Corporation, Bank of America, N.A., as Administrative
                           Agent, and the other lenders parties thereto.

Exhibit 10.2               Guarantee dated as of December 21, 2001 made by Loral
                           Space & Communications Corporation and certain subsidiaries of Loral SpaceCom Corporation in favor of Bank of America, N.A., as Administrative Agent.

Exhibit 10.3               First Amendment to the Credit Agreement dated as of
                           December 21, 2001 among Loral Satellite, Inc., Bank of America, N.A., as Administrative Agent, and the other lenders parties thereto.

Exhibit 10.4 Security Agreement dated as of December 21, 2001 by and among Loral SpaceCom Corporation, Space
                           Systems/Loral, Inc., Loral Communications Services,
                           Inc., Loral Ground Services LLC and Bank of America,
                           N.A., as Collateral Agent.

Exhibit 10.5 Pledge Agreement dated as of December 21, 2001 by and among Loral SpaceCom Corporation, Space
                           Systems/Loral, Inc., Loral Ground Services, LLC,
                           Loral Space & Communications Corporation, Loral
                           Communications Services, Inc. and Bank of America,
                           N.A., as Collateral Agent.

Exhibit 10.6               Intercreditor and Subordination Agreement dated as of
                           December 21, 2001 by and among Loral SpaceCom
                           Corporation, Bank of America, N.A., as Administrative
                           Agent for the lenders under the senior credit facility, Bank of America, N.A., as Administrative
                           Agent for the lenders under the junior credit facility, and Bank of America, N.A., as Collateral
                           Agent.